SUPPLEMENT dated May 22, 2000 to PROSPECTUS dated August 28, 1999

                          Gabelli Comstock Funds, Inc.

                         Gabelli Comstock Strategy Fund
                       Gabelli Comstock Capital Value Fund

         On May 22, 2000, Gabelli Funds, LLC (the "Adviser") became the investment adviser for the Comstock Partners Strategy Fund and the Comstock Partners Capital Value Fund, which were renamed the Gabelli Comstock Strategy Fund (the "Strategy Fund") and the Gabelli Comstock Capital Value Fund (the "Capital Value Fund"). In addition, Gabelli & Company, Inc. became the principal underwriter for each of the Funds.

         This Supplement to the Funds' Prospectus dated August 28, 1999 (the "Prospectus") explains the changes occurring as a result of the new investment advisory agreements (the "New Advisory Agreements") approved by shareholders of each Fund with the Adviser.

The information under the heading Fees and Expenses on pages 9 and 10 of the Prospectus is replaced by the following information:

Fees and Expenses

The following information shows the fees and expenses that a shareholder of the Strategy Fund may pay to buy and hold shares of the Strategy Fund:

                                                                                  Class A                  Class C
Shareholder  Fees (fees paid  directly  from the  shareholder's investment)
Maximum  sales charge (as a percentage  of offering  price)                       4.5%                     0%
Maximum  deferred  sales  charge  (as a  percentage  of  purchase  price)           0%*                    1%
----------------------------------
* 1% applicable  only to purchases in excess
of $1 million without a sales charge.

         The costs of operating the Strategy Fund are deducted from the Strategy Fund's assets, which means that Strategy Fund shareholders pay them indirectly. The expense information shown below is based on year-end net assets of the Strategy Fund for 1999 of approximately $35 million, adjusted for the new advisory and administrative arrangements and savings in other expenses anticipated in connection with the Adviser becoming the Strategy Fund's investment adviser and administrator.


                                                                                              Class A             Class C

Annual Fund Operating Expenses (expenses that are deductible from Strategy Fund assets)
Management Fees                                                                                0.85%               0.85%
Service and Distribution (12b-1) Fees                                                          0.25%               1.00%
Other Expenses                                                                                 1.14%               1.14%
Total Fund Operating Expenses (before fee waiver)*                                             2.24%               2.99%
                                                                                               -----               -----

Fee Waiver*                                                                                      0                   0
                                                                                             ---------           -----
Total Fund Operating Expenses (after fee waiver)*                                              2.24%               2.99%
                                                                                               =====               =====
-----------------------------
*    Pursuant to the New Advisory  Agreement,  the Adviser has agreed to waive a portion  of its  management  fee for the  first  two  years  to the  extent necessary to maintain  expense  ratios for the Strategy Fund at 1999 levels
     (other than  extraordinary  expenses)  with respect to the amount of assets held by the Strategy Fund at the time the New Advisory  Agreement goes into effect.  This waiver will not apply to incremental  assets or expense ratio increases.
**   Other Expenses are based on amounts  incurred during 1999, with average net
     assets  of  approximately   $35  million  restated  to  reflect   estimated
     reductions  in  transfer  agent,   audit,   legal  and  insurance  expenses
     anticipated to take effect upon the Adviser becoming the investment adviser and administrator to the Strategy Fund.


Example: This example is intended to assist shareholders in comparing the cost of investing in the Strategy Fund, over various time periods, with the cost of investing in other mutual funds. The example assumes that a shareholder invests an initial $10,000 in the Strategy Fund and then redeems all shares at the end of each holding period as indicated below. The example also assumes that the shareholder's investment has a 5% return each year and that the Strategy Fund's operating expenses remain constant. Although a shareholder's actual costs may be higher or lower, based on these assumptions, these costs would be:


                                               1 Year         3 Years         5 Years         10 Years
                                               ------         -------         -------         --------

Class A shares                                  $667           $1,119         $1,596           $2,909

Class C shares   Without redemption             $302                          $1,572          $3,308
                                                                $924

                  With redemption               $402            $924          $1,572          $3,308

The information under the heading Fees and Expenses on pages 17 and 18 of the Prospectus is replaced by the following information:

Fees and Expenses

The following information shows the fees and expenses that a shareholder of the Capital Value Fund may pay to buy and hold shares of the Fund:

                                                                     Class A     Class B     Class C     Class R
Shareholder Fees (fees paid directly from the shareholder's investment)
Maximum sales charge (as a percentage of offering price)              4.5%          0%         0%          0%
Maximum deferred sales charge (as a percentage of purchase price)       0%**        4%         1%          0%
---------------------------
**   1% applicable only to purchases in excess of $1 million without a sales charge.

         The costs of operating the Capital Value Fund are deducted from the Capital Value Fund's assets, which means that Capital Value Fund shareholders pay them indirectly. The expense information shown below is based on year-end net assets of the Capital Value Fund for 1999 of approximately $65 million, adjusted for the new advisory and administrative arrangements and savings in other expenses anticipated in connection with the Adviser becoming the Capital Value Fund's investment adviser and administrator:

                                                                                      Class A      Class B    Class C     Class R
Annual Fund Operating Expenses (expenses that are deductible from Fund assets)
Management Fees                                                                        1.00%        1.00%      1.00%       1.00%
Service and Distribution (12b-1) Fees                                                  0.25%        1.00%      1.00%       0.00%
Other Expenses                                                                         0.57%        0.57%      0.57%       0.57%
Total Fund Operating Expenses (before fee waiver)*                                     1.82%        2.57%      2.57%       1.57%
                                                                                       -----        -----      -----       -----

Fee Waiver*                                                                           (0.19)%      (0.19%)    (0.19%)     (0.19)%
                                                                                      -------      -------    -------     -------
Total Fund Operating Expenses (after fee waiver)*                                      1.63%        2.38%      2.38%       1.38%
                                                                                       =====        =====      =====       =====
--------------------------------
*    Pursuant to the New Advisory  Agreement,  the Adviser will agree to waive a portion  of its  management  fee for the  first  two  years  to the  extent necessary  to maintain  expense  ratios for the Capital  Value Fund at 1999 levels (other than  extraordinary  expenses)  with respect to the amount of assets  held by the  Capital  Value  Fund  at the  time  the  New  Advisory
     Agreement  goes into  effect.  This  waiver  will not apply to  incremental assets or expense ratio increases.
**   Other Expenses are based on amounts  incurred  during 1999, with an average net assets of  approximately  $65  million,  restated to reflect  estimated
     reductions  in  transfer  agent,   audit,   legal  and  insurance  expenses
     anticipated to take effect upon the Adviser becoming the investment adviser and administrator to the Capital Value Fund.



Example: This example is intended to assist shareholders in comparing the cost of investing in the Capital Value Fund, over various time periods, with the cost of investing in other mutual funds. The example assumes that a shareholder invests an initial $10,000 in the Capital Value Fund and then redeems all shares at the end of each holding period as indicated below. The example also assumes that the shareholder's investment has a 5% return each year and that the Capital Value Fund's operating expenses remain constant. Although a shareholder's actual costs may be higher or lower, based on these assumptions, these costs would be:



                                                1 Year            3 Years      5 Years       10 Years
                                                ------            -------      -------       --------

Class A shares                                    $608           $941          $1,297         $2,296

Class B shares    Without redemption              $241           $742          $1,270         $2,716

                  With redemption                 $641           $1,042        $1,470         $2,716

Class C shares    Without redemption              $241           $742          $1,270         $2,716

                  With redemption                 $341           $742          $1,270         $2,716

Class R shares                                    $140         $437          $755           $1,657

Management

         Gabelli Advisers, LLC is the investment adviser to the Funds. The Adviser is the mutual fund advisory subsidiary of Gabelli Asset Management, Inc., a widely recognized provider of investment advisory and brokerage services to open-end and closed-end mutual funds, institutional and high net worth investors and partnerships, primarily in the United States. As of March 31, 2000, it had total assets under management of approximately $12 billion in mutual funds and $10 billion in other managed accounts. The Class A Common Stock of Gabelli Asset Management, Inc. is traded on the NYSE under the symbol GBL and such company and its subsidiaries, including the Adviser, may be deemed to be indirectly controlled by Mario J. Gabelli. The address of the Adviser is One Corporate Center, Rye, New York 10580-1434.

Methods for buying Shares and Methods for Selling by Mail

Buying or selling by mail
         Mail to the applicable Fund at P.O. Box 8308, Boston, MA 02266-8308 instead of the address on pages 24 and 28 of the Prospectus. Overnight mail should be sent to the applicable Fund at 66 Brooks Drive, Braintree, MA 02184, attention:
         Martha Kosonen.

Buying by wire transfer
         Wires should be sent to State Street Bank and Trust Company, ABA #011-000028, referencing DDA #99046187, the Fund name and class of shares you are purchasing, your account number and your name.

Buying or selling by telephone
         Use 1-800-GABELLI rather than the number on page 27 of the Prospectus.

The Teletransfer Privilege and other services for buying and selling shares described on pages 27 to 29 of the Prospectus are no longer available.